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                                                                    EXHIBIT 10.9


                          THIRD MODIFICATION AGREEMENT



        THIS THIRD MODIFICATION AND EXTENSION AGREEMENT (this "Agreement"), effective as of the 31st day of August 2000, is by and among BANK OF AMERICA, N.A., a national banking association and successor to NationsBank, N.A. (the "Bank"); and PROXICOM, INC., a Delaware corporation (the "Borrower").

                                WITNESSETH THAT:

        WHEREAS, the Bank is the owner and holder of that certain Revolving Commercial Note dated October 30, 1998, made by the Borrower and payable to the order of the Bank, in the original principal amount of Ten Million and no/100 Dollars ($10,000,000.00) and bearing interest and being payable in accordance with the terms and conditions therein set forth (as amended pursuant to certain Note Modification Agreements dated as of May 5, 1999 and November 29, 1999, the "Note"); and

        WHEREAS, the Note was issued pursuant to a certain Secured Credit Agreement dated October 30, 1998 between the Borrower and the Bank (as amended pursuant to a certain Modification of Secured Credit Agreement dated June 1, 1999 and by a certain Second Modification of Loan Agreement effective as of November 29, 1999, the "Credit Agreement"); and

        WHEREAS, as of the effective date hereof, the principal balance of the
Note is $0, the outstanding amount of issued Inside Letters of Credit (as defined below) is $13,316,147.46, the outstanding amount of issued Outside Letters of Credit (as defined below) is $4,154,929.51 and the parties hereto desire to modify the terms of the Credit Agreement and the Note.

        NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.      The Credit Agreement is hereby modified as follows:

                (a)     In Section 1.1,

                        (i)     by adding the following definitions:


        "ADVANCE" MEANS A LOAN UNDER THE COMMITMENT OTHER THAN AN INSIDE LETTER OF CREDIT, AND "ADVANCES" MEANS ALL OF SAID LOANS.


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        "APPLICATION" MEANS ANY APPLICATION AND AGREEMENT FOR STANDBY LETTER OF
CREDIT EXECUTED AND DELIVERED BY THE BORROWER TO THE BANK ON THE BANK'S FORM THEREFOR (AS FROM TIME TO TIME IN EFFECT) AND APPROPRIATELY COMPLETED, AND ALL EXTENSIONS, SUPPLEMENTS AND MODIFICATIONS THERETO, AND RENEWALS AND REPLACEMENTS THEREOF.

        "INSIDE LETTER OF CREDIT" MEANS A LETTER OF CREDIT ISSUED UNDER THE LETTER OF CREDIT COMMITMENT; AND "INSIDE LETTERS OF CREDIT" MEANS ALL OF SAID LETTERS OF CREDIT.

        "LETTER OF CREDIT" MEANS ANY IRREVOCABLE STANDBY LETTER OF CREDIT ISSUED BY THE BANK FOR THE ACCOUNT OF THE BORROWER PURSUANT TO THE TERMS OF AN APPLICATION (AND, IN THE CASE OF AN INSIDE LETTER OF CREDIT, THIS AGREEMENT), AND ALL EXTENSIONS, SUPPLEMENTS AND MODIFICATIONS THERETO, AND RENEWALS THEREOF; AND "LETTERS OF CREDIT" MEANS ALL OF SAID LETTERS OF CREDIT.

        "LETTER OF CREDIT COMMITMENT" HAS THE MEANING SET FORTH IN SECTION 2.8.

        "OBLIGATION" MEANS A LOAN, AN OUTSTANDING LETTER OF CREDIT, OR ANY AMOUNT DUE UNDER AN APPLICATION, AND "OBLIGATIONS" MEANS ALL OF SAID OBLIGATIONS.

        "OUTSIDE LETTER OF CREDIT" MEANS A LETTER OF CREDIT WHICH IS NOT ISSUED UNDER THE LETTER OF CREDIT COMMITMENT; AND "OUTSIDE LETTERS OF CREDIT" MEANS ALL OF SAID LETTERS OF CREDIT.

        "OUTSTANDING INSIDE LETTER OF CREDIT BALANCE" MEANS THE AGGREGATE OF (I) THE UN-DRAWN AMOUNT OF ALL OUTSTANDING INSIDE LETTERS OF CREDIT, PLUS (II) ALL AMOUNTS PAID BY THE BANK IN CONNECTION WITH DRAWINGS UNDER INSIDE LETTERS OF CREDIT FOR WHICH THE BANK HAS NOT BEEN REIMBURSED IN ACCORDANCE WITH THE RELATED APPLICATION.

        "OUTSTANDING OUTSIDE LETTER OF CREDIT BALANCE" MEANS THE AGGREGATE OF
(I) THE UN-DRAWN AMOUNT OF ALL OUTSTANDING OUTSIDE LETTERS OF CREDIT, PLUS (II) ALL AMOUNTS PAID BY THE BANK IN CONNECTION WITH DRAWINGS UNDER OUTSIDE LETTERS OF CREDIT FOR WHICH THE BANK HAS NOT BEEN REIMBURSED IN ACCORDANCE WITH THE RELATED APPLICATION.

                (ii) by amending the following definitions:





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                        (A)     The definition of "Bank" is hereby amended in
its entirety to read: " 'BANK' MEANS BANK OF AMERICA, N.A., A NATIONAL BANKING ASSOCIATION AND SUCCESSOR TO NATIONSBANK, N.A., AND ITS SUCCESSORS".

                        (B) The definition of "Revolving Credit Period" is hereby amended in its entirety to read: " 'REVOLVING CREDIT PERIOD' MEANS THE PERIOD FROM AND INCLUDING THE EFFECTIVE DATE TO BUT EXCLUDING AUGUST 31, 2002".

                        (C) The definition of "Loan" is hereby amended in its entirety to read: " 'LOAN' MEANS AN INSIDE LETTER OF CREDIT OR AN ADVANCE; AND 'LOANS' MEANS ALL OF SUCH EXTENSIONS OF CREDIT"; and

                (iii) by deleting the definitions of "Collateral", "Collateral Documents", Intellectual Property Assignment", Mortgage", "Net Income", "Pledge Agreement" and "Security Agreement".

        (b)     In Article II,

                (i) by replacing the words "loans ("Loans")" in Section 2.1 with "LOANS";

                (ii) by replacing the content of Section 2.3 with "[INTENTIONALLY DELETED]";

                (iii) in Sections 2.4(a) and 2.7, by replacing the word "Loans" with "ADVANCES";

                (iv) in Section 2.5, by changing the title of the section to "FEES", by designating the current content of that section as subsection (a), and by adding a new subsection (b), as follows:

        (b) UPON THE ISSUANCE, AND UPON THE RENEWAL, OF EACH LETTER OF CREDIT, THE BORROWER SHALL PAY THE BANK A NON-REFUNDABLE LETTER OF CREDIT FEE IN THE AMOUNT OF 1.0% OF THE AMOUNT OF THE LETTER OF CREDIT.

and

                (v)     by adding a new Section 2.8, as follows:

        SECTION 2.8. LETTER OF CREDIT SUBFEATURE. AS A SUBFEATURE UNDER THE COMMITMENT, THE BANK AGREES, ON THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT AND IN THE APPLICABLE APPLICATIONS (THE FORM AND CONTENT OF WHICH MUST BE ACCEPTABLE TO BE BANK IN ITS SOLE DISCRETION), TO MAKE


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       LOANS TO THE BORROWER BY ISSUING LETTERS OF CREDIT FOR THE ACCOUNT
       OF THE BORROWER. AT NO TIME SHALL THE OUTSTANDING INSIDE LETTER OF CREDIT BALANCE EXCEED THE COMMITMENT MINUS THE OUTSTANDING BALANCE OF ADVANCES (THE "LETTER OF CREDIT COMMITMENT"). EACH INSIDE
       LETTER OF CREDIT SHALL BE ISSUED FOR A TERM NOT TO EXCEED 365
       DAYS, UNLESS APPROVED BY THE BANK, AND ANY INSIDE LETTER OF CREDIT MAY BE AUTOMATICALLY RENEWED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF SAID LETTER OF CREDIT AND THE RELATED APPLICATION.
       AN INSIDE LETTER OF CREDIT MAY BE DENOMINATED ONLY IN U.S.
       DOLLARS. EACH DRAFT PAID BY THE BANK UNDER A LETTER OF CREDIT SHALL, IF SUCH AMOUNT IS AVAILABLE UNDER THE LETTER OF CREDIT COMMITMENT, BE DEEMED AN ADVANCE AND SHALL ACCRUE INTEREST AT THE RATE THEN APPLICABLE UNDER THE NOTE. TO THE EXTENT THE AMOUNT OF A DRAFT PAID BY THE BANK AS AFORESAID IS UNAVAILABLE UNDER THE
       LETTER OF CREDIT COMMITMENT, SAID AMOUNT SHALL BE PAYABLE BY THE BORROWER ON DEMAND AND UNTIL PAID IN FULL SHALL ACCRUE INTEREST AT THE RATE THEN APPLICABLE UNDER THE NOTE. THE BANK IS HEREBY AUTHORIZED AND DIRECTED TO DEBIT ANY DEPOSIT ACCOUNT OR ACCOUNTS
       OF THE BORROWER WITH THE BANK, AT ITS OPTION, TO REIMBURSE THE
       BANK FOR PAYMENT OF ALL OR ANY PART OF SAID AMOUNT.

              UPON THE TERMINATION OF THE LETTER OF CREDIT COMMITMENT FOR ANY REASON WHATSOEVER, THE BANK MAY, AT ITS OPTION, DEMAND THAT THE BORROWER, WITHIN TEN (10) DAYS OF SUCH DEMAND, ARRANGE FOR THE CANCELLATION OF EACH OUTSTANDING LETTER OF CREDIT SUCH THAT THE BANK HAS NO FURTHER LIABILITY UNDER ANY LETTER OF CREDIT, OR IN THE EVENT THE BORROWER FAILS TO PROCURE THE CANCELLATION OF ANY LETTER OF CREDIT WITHIN SUCH TEN (10) DAY PERIOD, DEMAND THAT THE BORROWER PAY TO THE BANK, AS CASH COLLATERAL, THE REMAINING AMOUNTS AVAILABLE TO BE DRAWN, IF ANY, UNDER ALL LETTERS OF CREDIT NOT SO CANCELED AND SUCH AMOUNTS SHALL THEREUPON BECOME IMMEDIATELY DUE AND PAYABLE. IN THE EVENT THE BORROWER PAYS TO THE BANK OR THE BANK COLLECTS FROM THE BORROWER SUMS REPRESENTING THE REMAINING AMOUNTS AVAILABLE TO BE DRAWN UNDER SAID OUTSTANDING LETTERS OF CREDIT, THE BANK SHALL HOLD SUCH SUMS IN A NONINTEREST-BEARING ACCOUNT AS SECURITY FOR THE BORROWER'S OBLIGATION TO REIMBURSE THE BANK FOR AMOUNTS PAID BY THE BANK UNDER THE LETTERS OF CREDIT OR OTHERWISE DUE HEREUNDER. UPON THE EXPIRATION OF EACH OF THE LETTERS OF CREDIT AND THE BANK'S REASONABLE DETERMINATION THAT IT HAS NO FURTHER LIABILITY THEREUNDER, THE BANK SHALL REPAY SUCH SUMS TO THE BORROWER TO THE EXTENT THEY EXCEED THE REMAINING AMOUNTS ACTUALLY PAID BY THE BANK UNDER SAID LETTER OF CREDIT. THE BANK'S RIGHTS UNDER THIS SECTION
       2.8 ARE IN ADDITION TO OTHER RIGHTS AND REMEDIES WHICH THE BANK
       MAY HAVE.



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              SUBJECT TO THE FOREGOING, THE BORROWER MAY BORROW UNDER
       THIS SECTION 2.8, PREPAY AND RE-BORROW.

                     (c)    In Article III,

                            (i)    by replacing Section 3.1(iv) with
                     "[INTENTIONALLY DELETED]"; and

                            (ii)   by adding a new Section 3.4, as
                     follows:












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              SECTION 3.4.  LETTER OF CREDIT LOANS. IN THE CASE OF EACH
       LETTER OF CREDIT (AND IN ADDITION TO THE REQUIREMENTS OF SECTION
       3.1):

              (i) RECEIPT BY THE BANK OF A DULY EXECUTED APPLICATION, TOGETHER WITH ALL AGREEMENTS AND DOCUMENTS REQUIRED TO BE
       DELIVERED TO THE BANK AS SET FORTH THEREIN.

       THE BANK, UPON RECEIPT OF THE ABOVE INFORMATION, WILL DETERMINE, IN ITS SOLE AND ABSOLUTE DISCRETION, WHETHER THE LETTER OF CREDIT, IF THE APPLICATION IS APPROVED, WILL BE AN INSIDE LETTER OF CREDIT OR AN OUTSIDE LETTER OF CREDIT, AND WILL NOTIFY THE BORROWER ACCORDINGLY.


              (d) By replacing Article V in its entirety with the following:

                                ARTICLE V
                           FINANCIAL COVENANT

              THE BORROWER AGREES THAT SO LONG AS THE BANK IS COMMITTED TO MAKE LOANS HEREUNDER OR ANY OBLIGATION OR AMOUNT PAYABLE HEREUNDER OR UNDER THE NOTE, OR ANY APPLICATION REMAINS UNPAID:

              SECTION 5.1. CERTAIN DEFINITIONS. AS USED IN THIS ARTICLE V AND HEREAFTER IN THIS AGREEMENT, THE FOLLOWING TERMS HAVE THE FOLLOWING MEANINGS:

              "LIQUID ASSETS" MEANS ALL CASH, UNRESTRICTED BANK DEMAND DEPOSITS, READILY MARKETABLE SECURITIES (e.g., UNITED STATES TREASURY BILLS AND MONEY MARKET FUND SHARES), AND OTHER ASSETS THAT CAN BE CONVERTED INTO CASH IN A SHORT TIME PERIOD (NOT TO EXCEED ONE YEAR) WITHOUT A MATERIAL CONCESSION IN PRICE. "LIQUID ASSETS" DOES NOT INCLUDE ACCOUNTS RECEIVABLE OR INVENTORY.

              "TOTAL BANK COMMITMENTS" MEANS, AT ANY TIME, THE COMMITMENT PLUS THE OUTSTANDING OUTSIDE LETTER OF CREDIT BALANCE AT SUCH TIME.

              SECTION 5.2. LIQUIDITY RATIO. AS OF THE END OF EACH FISCAL QUARTER OF THE BORROWER, THE RATIO OF LIQUID ASSETS OF THE
       BORROWER AND ITS CONSOLIDATED SUBSIDIARIES TO TOTAL BANK
       COMMITMENTS SHALL BE NO LESS THAN 1.5 TO 1.0.

              (e)    In Article VI, by:

                     (i) inserting "OBLIGATION OR" before "amount payable" and replacing "Notes or any Collateral Document" with "NOTE OR ANY APPLICATION" in the preamble;



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                     (ii)   replacing the text of Section 6.l(iii) with
"[INTENTIONALLY DELETED]";

                     (iii)  deleting "ANY COLLATERAL DOCUMENT" from Section
6.1(v);

                     (iv) by replacing Sections 6.3(b) and 6.8(i) with "[INTENTIONALLY DELETED]";

                     (v)    by deleting the proviso in Section 6.12(v);

                     (vi)   in Section 6.17(a), by:

                            (A)    deleting the words "a pro forma
certificate of the Borrower described in Section 6.l(iii) and supporting" from the first sentence of paragraph (i);

                            (B)    replacing the second sentence of paragraph
(i) with the following: "SAID DOCUMENTATION SHALL REFLECT THE FACT THAT, AFTER GIVING EFFECT TO SUCH ACQUISITION, THE BORROWER AND ITS SUBSIDIARIES WILL BE IN COMPLIANCE WITH THE FINANCIAL COVENANT SET FORTH IN ARTICLE V OF THIS AGREEMENT."; and

                            (C)    by replacing paragraph (ii) with
"[INTENTIONALLY DELETED]".

                     (vii)  in Section 6.17(b), by:

                            (A)    deleting all of paragraph (i) after the
words "a Guaranty"; and

                            (B)    replacing paragraphs (iv), (vii), (ix),
(x) and (xi) with "[INTENTIONALLY DELETED]".

                     (viii) in Section 6.17(c), by replacing "$1,000,000" with "$10,000,000" and "$5,000,000" with "$25,000,000"; by inserting the word
"AND" before clause (ii); and by deleting clause (iii); and

                     (ix)   deleting "President and" in Section 6.18.

              (f) In Section 7.4, by inserting "OR ANY OTHER OBLIGATION" after "Note".

              (g) In Section 8.1(v), by inserting "OBLIGATION, OR ANY OTHER" before the word "Debt".

              (h)    By replacing Section 8.1(xi) with
"[INTENTIONALLY DELETED]".

              (i)    By adding the following to the end of Section 8.1:


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              UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT, THEN, OR AT ANY TIME
       AFTER THE HAPPENING OF THE SAME, THE BANK MAY, AT ITS OPTION, DEMAND THAT THE BORROWER, WITHIN TEN (10) DAYS OF SUCH DEMAND, ARRANGE FOR THE CANCELLATION OF EACH OUTSTANDING LETTER OF CREDIT SUCH THAT THE BANK HAS NO FURTHER LIABILITY UNDER ANY LETTER OF CREDIT, OR IN THE EVENT THE BORROWER FAILS TO PROCURE THE CANCELLATION OF ANY LETTER OF CREDIT WITHIN SUCH TEN (10) DAY PERIOD, DEMAND THAT THE BORROWER PAY TO THE BANK, AS CASH COLLATERAL, THE REMAINING AMOUNTS AVAILABLE TO BE DRAWN, IF ANY, UNDER ALL LETTERS OF CREDIT NOT SO CANCELED AND SUCH AMOUNTS SHALL THEREUPON BECOME IMMEDIATELY DUE AND PAYABLE. IN THE EVENT THE BORROWER PAYS TO THE BANK OR THE BANK COLLECTS FROM THE BORROWER SUMS REPRESENTING THE REMAINING AMOUNTS AVAILABLE TO BE DRAWN UNDER SAID OUTSTANDING LETTERS OF CREDIT, THE BANK SHALL HOLD SUCH SUMS IN A NON-INTEREST-BEARING ACCOUNT AS SECURITY FOR THE BORROWER'S OBLIGATION TO REIMBURSE THE BANK FOR AMOUNTS PAID BY THE BANK UNDER THE LETTERS OF CREDIT OR OTHERWISE DUE HEREUNDER. UPON THE EXPIRATION OF EACH OF THE LETTERS OF CREDIT AND THE BANK'S REASONABLE DETERMINATION THAT IT HAS NO FURTHER LIABILITY THEREUNDER, THE BANK SHALL REPAY SUCH SUMS TO THE BORROWER TO THE EXTENT THEY EXCEED THE REMAINING AMOUNTS ACTUALLY PAID BY THE BANK UNDER SAID LETTER OF CREDIT. THE BANK'S RIGHTS UNDER THIS
       SECTION 8.1 ARE IN ADDITION TO OTHER RIGHTS AND REMEDIES WHICH THE BANK MAY HAVE.

       2. The Note is hereby amended by changing the definition of "Date of Maturity" from "August 31, 2000" to "AUGUST 31, 2002".

       3. The Borrower hereby acknowledges and agrees that, as of the effective date hereof, the unpaid principal balance of the Note, the outstanding amount of issued Inside Letters of Credit, and the outstanding amount of issued Outside Letters of Credit, are as set forth in the third Recital to this Agreement, and that there are no set-offs or defenses against the Note, the Credit Agreement, or any Application.

       4. The Borrower represents and warrants to the Bank that the "Guarantors" of the Loans, IBIS CONSULTING, INC., SQUARE EARTH, INC. and AD HOC INTERACT, INC., are no longer in existence.

       5. The parties to this Agreement do not intend that this Agreement be construed as a novation of the Note, the Credit Agreement or any Application.

       6. Except as hereby expressly modified, the Credit Agreement and the Note shall otherwise be unchanged, shall remain in full force and effect, and is hereby expressly approved, ratified and confirmed. A legend shall be placed on the face of the Note indicating


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that its terms have been modified hereby, and the original of this Agreement shall be affixed to the original of the Note.

       7. This Agreement shall be governed in all respects by the laws of the Commonwealth of Virginia and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

WITNESS the following signatures and seals.

                                        PROXICOM, INC.                  [SEAL]


                                        By /s/ KENNETH J. TARPEY
                                          -------------------------------------
                                               Name:  Kenneth J. Tarpey
                                               Title: EVP & CFO


                                        BANK OF AMERICA, N.A. [SEAL]


                                        By: /s/ JEAN CROSS
                                          -------------------------------------
                                               Jean Reavis Cross, Vice President







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